Acquisition (Proforma) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Business Acquisition [Line Items]
Pro forma total revenues (1)	$ 1,062.6	$ 1,379.8
Pro forma net income	30.5	33.8
Pro forma net income attributable to EnLink Midstream Partners, LP	$ 30.4	$ 33.8
Pro forma net income per common unit: Basic (usd per unit)	$ 0.01	$ (0.01)
Pro forma net income per common unit: Diluted (usd per unit)	$ 0.01	$ (0.01)